SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):          November 17, 1998

                      SOUTHERN PACIFIC FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         California                  1-11785                 33-0636924
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                              No.)

One Centerpointe Drive, Suite 551
Lake Oswego, Oregon                                             97035
(Address of principal executive offices)                      (Zip Code)

                                 (503) 684-6316
              (Registrant's telephone number, including area code)

                                 Former address:
                          4949 Meadows Road, Suite 600
                            Lake Oswego, Oregon 97035
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events.

         On  November  17,  1998,  H. Wayne  Snavely,  Chairman of the Board and
Director  of  the  registrant,  and  Stephen  J.  Shugerman,   Director  of  the
registrant, each submitted his written resignation from such positions.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SOUTHERN PACIFIC FUNDING CORPORATION


Dated:  November 19, 1998           By: /s/ Timothy Breedlove
                                        Name:  Timothy Breedlove
                                        Title:    Chief Financial Officer